[Front Cover]

KEYSTONE

[Photo of Large, Medium, and Small Globes in a cluster]

GLOBAL RESOURCES &
DEVELOPMENT FUND

[Keystone Logo]

SEMIANNUAL REPORT
SEPTEMBER 30, 1996

Keystone Global Resources and Development Fund
(formerly Keystone Strategic Development Fund)
Seeks long-term capital growth by investing in companies involved in natural resources, energy, and infrastructure development.

Dear Shareholder:

We are writing to report to you on the performance of Keystone Global Resources and Development Fund (formerly Keystone Strategic Development Fund) for the six-month period which ended September 30, 1996.

Your Fund's name changed on September 25, 1996, to better reflect its primary emphasis on investments in the natural resources and energy industries. The Fund will continue to invest in companies benefiting from infrastructure development, but this will become a secondary focus of its investment strategy. We believe these changes will provide your Fund with expanded investment opportunities and increased diversification.

Performance

For the periods which ended September 30, 1996, your Fund produced the following total returns.
 Class A shares returned 5.49% for the six-month period and 12.29% for the twelve-month period.
 Class B shares returned 5.08% for the six-month period and 11.38% for the twelve-month period.
 Class C shares returned 5.08% for the six-month period and 11.38% for the twelve-month period.

The Standard & Poor's 500 Index--a widely recognized benchmark of U.S. stock price performance--returned 7.71% for the six-month period and 20.32% for the twelve-month period. The Morgan Stanley Capital International World Index, representing the performance of stocks from more than 20 countries including the U.S., returned 4.28% and 13.67% respectively for the six- and twelve-month periods.

 We believe your Fund's performance was satisfactory, given that these benchmarks typically do not invest in the same securities as your Fund. Your Fund's returns reflect what we believe is an increasingly positive environment for natural resource and energy stocks and our careful stock selection.

An improved environment

Market conditions for your Fund were generally positive during the six months, although somewhat volatile. In the U.S., stocks rose modestly in April and May, corrected during the early summer months, then rose to new highs through the end of the period. Many foreign markets in which the Fund invests, notably Hong Kong, Mexico and Canada, followed a similar pattern. Generally strong gains in oil and energy stocks helped offset more difficult conditions in metals stocks.

A continuing emphasis on natural resources and energy stocks

We believe the natural resources area offers excellent opportunities for broad diversification by industry, as well as by company size and by country. Natural resources comprised 69% of portfolio assets and infrastructure stocks comprised 31% as of September 30, 1996. We believe the complementary nature of these two sectors continues to provide balance to the portfolio.

Opportunities from worldwide growth

Energy and resources companies provide the raw materials needed for economic growth and development all over the world. Their stocks offer investors an unparalleled opportunity to benefit from growth and industrialization in developing countries. However, they also tend to experience greater price fluctuations than domestic blue chip stocks due to their dependence on these less stable economies. We seek to limit these risks by emphasizing well-established companies. To enhance potential returns we monitor your Fund's holdings closely, reallocating assets to take advantage of new opportunities as world market conditions change.

                                 --continued--

Keystone Global Resources and Development Fund
(formerly Keystone Strategic Development Fund)

Outlook

We expect modest growth in the U.S. and visible, widespread improvement in foreign economies. In addition, we think that economic growth, especially in developing regions of the world, will be a significant and positive influence on stock prices over the next decade. We believe these improving world growth patterns should provide abundant opportunities for the types of stocks in which your Fund invests.

Keystone to be acquired by First Union Corporation

On another note, we are pleased to inform you that Keystone has agreed to be acquired by First Union Corporation. The acquisition is subject to a number of conditions, including approvals of investment advisory agreements with Keystone by fund shareholders. First Union is a financial services firm based in Charlotte, North Carolina. It is the nation's sixth largest bank holding company with assets of approximately $140 billion. First Union, through its wholly-owned subsidiary Evergreen Asset Management Corp., manages more than $16 billion in 36 mutual funds. Keystone will remain a separate entity after its acquisition and will continue to provide investment advisory and management services to Keystone Global Resources and Development Fund. We believe First Union's acquisition of Keystone should strengthen the investment management services we provide to you.

  We appreciate your continued support of Keystone funds. If you have any questions or comments, please feel free to write to us.

Sincerely,

/s/ Albert H. Elfner, III

Albert H. Elfner, III
Chairman and President
Keystone Investments, Inc.

/s/ George S. Bissell

George S. Bissell
Chairman of the Board
Keystone Funds
November 1996

      [Photo of Albert H. Elfner, III]      [Photo of George S. Bissell]

           Albert H. Elfner, III                 George S. Bissell

A Discussion With
Your Fund Manager

[Photo of John C. Madden, Jr.]

John C. Madden, Jr. is a vice president and senior portfolio manager of your Fund and of Keystone Precious Metals Holdings, Inc. A Chartered Financial Analyst, Mr. Madden has over 30 years of investment experience with both domestic and foreign securities. He holds a BA from Yale University.

Q   Please discuss the changes in the Fund's investment policy.

A The Fund's revised policy is to seek capital growth by investing in companies in the natural resources and energy industries, with secondary emphasis on companies related to infrastructure development. Both types of investments benefit from growth occurring in world markets, but we believe the name and investment changes will help improve the Fund's identity.

  The change is essentially a reordering of priorities rather than a departure from the original objective. The Fund has invested in natural resources and energy company stocks since its inception, but these stocks now comprise a greater percentage of the portfolio. They include companies in the metals, mining, oil and gas industries. We will continue to employ a relatively conservative strategy, seeking out companies that we believe are the best in the world at what they do. We think this approach offers Fund investors good upside potential with lower downside risk.

Q   How did the markets perform during the six-month period?

A It was a positive period for stocks in general, and an upsurge of interest in international investing helped many of the Fund's foreign holdings. Selected emerging markets had excellent performance. In Brazil, the market was up 30% benefiting your Fund's holding of Telebras, the Brazilian telephone company which rose 63% during the six-month period. Many other international markets followed the pattern of the U.S. stock market and rallied to new highs over the summer.

  The oil producing and oil services sectors were particularly robust. Between September 30, 1995 and September 30, 1996 oil prices rose from $17.63 to $24.38 a barrel. Higher oil prices and lower worldwide inventory levels contributed to strong performance in these stocks, which accounted for 14.3% of net assets as of September 30, 1996. In contrast, however, there was a negative price impact on metals resulting from the Sumitomo trading crisis in Japan and generally strong inventory levels. Stocks of base metals producing companies, at 20.8% of net assets, declined during the period. Infrastructure-related stocks fared better, responding to improved prospects for growth in many overseas markets.

Fund Profile
Objective: Seeks capital growth by investing in companies involved in natural resources, energy, and infrastructure development.
Commencement of investment operations: November 1, 1994
Countries: 15
Net assets: $24 million

Keystone Global Resources and Development Fund
(formerly Keystone Strategic Development Fund)

Diversification by Region
as of September 31, 1996

[Map of World]

NORTH AMERICA 41%

LATIN AMERICA 23%

EUROPE 13%

ASIA/PACIFIC 22%

CASH 1%

(as a percentage of net assets]


Q   What are some examples of the Fund's energy holdings?

A We have increased and diversified our holdings of energy stocks. Two of the Fund's largest holdings are Schlumberger, the world's dominant oil service company and FX Energy, a small U.S.-based production company with exploration acreage onshore in Poland. New holdings include Diamond Offshore--an international drilling company headquartered in Houston--and BJ Services which specializes in cementing and pressure pumping services. Improved economic conditions worldwide meant we had a broader universe of stocks from which to choose.

Q   Did the geographic mix of the Fund's holdings change during the period?

A Yes, we made some modifications. Between March 31, 1996 and September 30, 1996 we increased Latin American stocks from 20% to 23% of net assets and European stocks from 8% to 13% in an effort to capitalize on stronger growth in those regions. Investment in North American stocks declined slightly to 41% of net assets at the end of the period from 43% in March. Asia/Pacific stocks accounted for 22% of holdings on September 30 compared to 23% on March 31.

Q   How did the portfolio change during the period?

A We made a number of changes in the Fund's holdings. The general movement in the portfolio has been to gradually increase the percentage devoted to the natural resource area. We sold or reduced our position in several infrastructure stocks. Some, like Bolivian Power and the Argentinean company Central Costanera, had performed well, while others, Hong Kong Telecom for example, were disappointing. We also made some purchases in the infrastructure area, Nokia for example, the Finnish telecommunications company.

  We reduced our holdings in other areas we thought were vulnerable, including copper stocks and several gold companies. We took advantage of opportunities to add to existing holdings in a wide range of mining and metals stocks, such as Minas Buenaventura, a precious metals producer in Peru.

Q   Have you pursued any new investment themes?

A Yes, we have begun to invest in the steel business. In a sense, steel is a hybrid, neither a resource nor an infrastructure industry, but with elements of both. We have for some time had an investment in Companhia Vale do Rio Doce (CVRD), the Brazilian company that is the world's largest producer and exporter of iron ore, among its other activities.

  We also have a position in Nucor, a growing U.S. steel producer that pioneered the concept of the mini-mill, producing steel from scrap using electric furnaces. And we invested in UCAR, an American company that is the world leader in production of the graphite electrodes that are used in these same furnaces. While steel cannot be considered a growth industry, especially in the developed countries, we believe these segments of the industry have considerable potential.

Q   What role do EquitiLink and Harbor Capital Management play in the management of the Fund?

A EquitiLink Investment Management is Australia's leading independent mutual fund manager. They provide investment research and analysis for many of the Fund's foreign investments, particularly in natural resources companies in the Pacific Rim region. Harbor Capital Management Company, located in Boston, is well known for its expertise in precious metals andmining investments. Keystone enjoys good long-standing relationships with both of these firms and takes advantage of their knowledge and experience in selecting holdings for the Fund.

Top 5 Industries
as of September 30, 1996

                                Percentage of
Industry                        net assets
Metals and mining               20.8
Oil                             14.3
Iron and steel                  12.6
Utilities                       12.0
Capital goods                    9.4


Top 10 Holdings
as of September 30, 1996

                                                                 Percentage
Stock (Country)                      Industry                    of net assets
Western Mining (Australia)           Metals and mining              3.5
Enersis (Chile)                      Utility                        3.4
AGCO (U.S.)                          Capital goods                  3.3
Potash (Canada)                      Metals and mining              3.2
Schlumberger (U.S.)                  Oil services                   3.2
FX Energy (U.S.)                     Oil                            3.1
Alcan Aluminum (Canada)              Metals and mining              2.8
Caterpillar (U.S.)                   Capital goods                  2.7
RTZ (U.K.)                           Metals and mining              2.6
Savage Resources (Australia)         Metals and mining              2.6


Q   What is your outlook?

A We are fairly optimistic about the world economic outlook. We are encouraged by prospects for continuing growth in the U.S. and have seen evidence of its positive effect on the world markets. We believe improvements in Europe and Japan, and strong growth in Latin America and Asia should be positive for commodity demand, which would favor the types of companies in which the Fund invests.

Keystone Global Resources and Development Fund
(formerly Keystone Strategic Development Fund)

Your Fund's Performance

================================================================================
Growth of an investment in
Keystone Global Resources and Development Fund
Class A

In Thousands

Total Value: $10,679

10/94   9453    9453
09/95   9510    9510
09/96   10679   10679

A $10,000 investment in Keystone Global Resources and Development Fund Class A made on October 17, 1994 with all distributions reinvested was worth $10,679 on September 30, 1996. Past performance is no guarantee of future results.
================================================================================


Six-Month Performance as of September 30, 1996

                                 Class A      Class B       Class C

Total returns*                    5.49%        5.08%         5.08%
Net asset value 3/31/95         $10.74       $10.62        $10.62
                9/30/96         $11.33       $11.16        $11.16
Dividends                         None         None          None
Capital gains                     None         None          None

*Before deducting sales charges.

Historical Record as of September 30, 1996

 Cumulative total returns        Class A      Class B       Class C

1-year w/o sales charge          12.29%      11.38%       11.38%
1-year                            5.83%       7.38%       11.38%
Life of Class                     6.79%       7.60%       11.60%
Average annual returns
1-year w/o sales charge          12.29%      11.38%       11.38%
1-year                            5.83%       7.38%       11.38%
Life of Class                     3.41%       3.82%        5.77%
Commencement of
 operations                   10/17/94    10/17/94      10/17/94


Class A share performance is reported at the current maximum front-end sales charge of 5.75%.

  Class B shares are sold without a front-end sales charge. Shares purchased after June 1, 1995 are subject to a contingent deferred sales charge (CDSC) that declines from 5% to 1% over six years from the month purchased. Performance assumes that shares were redeemed after the end of a one-year holding period and reflects the deduction of a 4% CDSC.

  Class C shares are sold without a front-end sales charge. Performance reflects the return you would have received after holding shares for one year or more and redeeming after the end of that period.

  The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ.

  Shareholders may exchange shares for another Keystone fund. The exchange fee is waived for individual investors who request an exchange through Keystone's Automated Response Line (KARL). Investors who exchange by calling or writing to Keystone directly are subject to a $10 exchange fee. The Fund reserves the right to change or terminate the exchange offer.

Glossary of
Mutual Fund Terms

MUTUAL FUND--A company which combines the investment money of many people whose financial goals are similar, and invests that money in a variety of securities. A mutual fund allows the smaller investor the benefits of diversification, professional management and constant supervision usually available only to large investors.

PORTFOLIO MANAGER--An investment professional who is responsible for managing a portfolio's assets prudently and making appropriate investment decisions, such as which securities to buy, hold and sell, based on the investment objectives of the portfolio.

STOCK--Equity or ownership interest in a corporation, which represents a claim on the corporation's assets and earnings.

BOND--Security issued by a government or corporation to those from whom it has borrowed money. A bond usually promises to pay interest income to the bondholder at regular intervals and to repay the entire amount borrowed at maturity date.

CONVERTIBLE SECURITY--A corporate security (usually preferred stock or bonds) that is exchangeable for a set number of another security type (usually common stocks) at a pre-stated price.

MONEY MARKET FUND--A mutual fund whose assets are invested in a diversified portfolio of short-term securities, including commercial paper, bankers' acceptances, certificates of deposit and other short-term instruments. The fund pays income which can fluctuate daily. Liquidity and safety of principal are primary objectives.

NET ASSET VALUE (NAV) PER SHARE--The value of one share of a mutual fund. The NAV per share is determined by subtracting a fund's total liabilities from its total assets, and dividing that amount by the number of fund shares outstanding.

DIVIDEND--A per share distribution of the income earned from the fund's portfolio holdings. When a dividend distribution is made, the fund's net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund's assets.

CAPITAL GAIN--The profit from the sale of securities, less any losses. Capital gains are paid to fund shareholders on a per share basis. When a capital gain distribution is made, the fund's net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund's assets.

YIELD--The annualized rate of income as measured against the current net asset value of fund shares.

TOTAL RETURN--The change in value of a fund investment over a specified period of time, taking into account the change in a fund's market price and the reinvestment of all fund distributions.

SHORT-TERM--An investment with a maturity of one year or less.

LONG-TERM--An investment with a maturity of greater than one year.

AVERAGE MATURITY--The average number of days until the notes, drafts, acceptances, bonds or other debt instruments in a portfolio become due and payable.

OFFERING PRICE--The offering price of a share of a mutual fund is the price at which the share is sold to the public.

Keystone Global Resources and Development Fund
(formerly Keystone Strategic Development Fund)


SCHEDULE OF INVESTMENTS--September 30, 1996
                                         Number                Market
                                       of Shares                Value
 -------------------------------    -----------------    -------------------
COMMON STOCKS (90.4%)
ARGENTINA (1.0%)
Oil (1.0%)
YPF SA                                   10,100              $  230,831
 -------------------------------    -----------------    -------------------
AUSTRALIA (17.6%)
Oil (4.1%)
Santos Ltd                               88,000                 374,098
Woodside Petroleum                       86,800                 575,826
 -------------------------------    -----------------    -------------------
                                                                949,924
 -------------------------------    -----------------    -------------------
Capital Goods (1.7%)
MEMTEC Limited                           13,823                 404,885
 -------------------------------    -----------------    -------------------
Iron and Steel (4.4%)
Broken Hill Proprietary Co. Ltd.         36,787                 471,778
CRA Limited                              38,055                 572,392
 -------------------------------    -----------------    -------------------
                                                              1,044,170
 -------------------------------    -----------------    -------------------
Metals and Mining (7.4%)
QNI Limited (b)                         150,000                 314,677
Savage Resources (b)                    664,000                 620,266
WMC Ltd.                                128,150                 824,778
 -------------------------------    -----------------    -------------------
                                                              1,759,721
 -------------------------------    -----------------    -------------------
TOTAL AUSTRALIA                                               4,158,700
 -------------------------------    -----------------    -------------------
BOLIVIA (1.1%)
Utilities (1.1%)
Compania Boliviana De Energia             5,600                 249,900
 -------------------------------    -----------------    -------------------
BRAZIL (1.8%)
Telecommunications (1.8%)
Telebras S.A. ADR                         5,500                 431,750
 -------------------------------    -----------------    -------------------
CANADA (13.8%)
Agriculture (3.2%)
Potash Corp. of Saskatchewan,
 Inc.                                    10,500                 766,243
 -------------------------------    -----------------    -------------------
CANADA continued
Oil (1.9%)
Arakis Energy Corporation (b)            44,600              $  124,044
Canadian Occidental Petroleum
 Ltd.                                    20,100                 323,908
 -------------------------------    -----------------    -------------------
                                                                447,952
 -------------------------------    -----------------    -------------------
Metals and Mining (7.6%)
Alcan Aluminum Ltd.                      22,200                 663,343
Inco Ltd.                                19,300                 592,277
TECK Corp.                               26,200                 533,771
 -------------------------------    -----------------    -------------------
                                                              1,789,391
 -------------------------------    -----------------    -------------------
Precious Metals (1.1%)
TVX Gold, Inc. (b)                       38,200                 262,220
 -------------------------------    -----------------    -------------------
TOTAL CANADA                                                  3,265,806
 -------------------------------    -----------------    -------------------
CHILE (4.2%)
Forest Products (0.8%)
Maderas y Sinteticas S.A.                14,200                 200,575
 -------------------------------    -----------------    -------------------
Utilities (3.4%)
Enersis S.A.                             24,500                 790,125
 -------------------------------    -----------------    -------------------
TOTAL CHILE                                                     990,700
 -------------------------------    -----------------    -------------------
FINLAND (2.2%)
Telecommunications (2.2%)
Nokia Corp.                              12,000                 531,000
 -------------------------------    -----------------    -------------------
FRANCE (3.3%)
Oil (2.0%)
Total S.A.                                5,944                 467,764
 -------------------------------    -----------------    -------------------
Construction (1.3%)
LaFarge                                   5,400                 318,323
 -------------------------------    -----------------    -------------------
TOTAL FRANCE                                                    786,087
 -------------------------------    -----------------    -------------------
HONG KONG (1.0%)
Construction (1.0%)
Kumagai Gumi HK                         260,000                 242,079
 -------------------------------    -----------------    -------------------

See Notes to Schedule of Investments.                   (continued on next page)

SCHEDULE OF INVESTMENTS--September 30, 1996
                                         Number                Market
                                       of Shares                Value
 -------------------------------    -----------------    -------------------
KOREA (1.8%)
Utilities (1.8%)
Korea Electric Power Corp.                23,100             $   436,013
 -------------------------------    -----------------    -------------------
MEXICO (6.4%)
Construction (2.4%)
Apasco S.A.                               84,000                 576,165
 -------------------------------    -----------------    -------------------
Precious Metals (2.3%)
Industrias Penoles S.A. de C.V.          130,000                 549,987
 -------------------------------    -----------------    -------------------
                                                               1,126,152
 -------------------------------    -----------------    -------------------
Transportation (1.7%)
Transportacion Maritima Mexica            49,800                 392,175
 -------------------------------    -----------------    -------------------
TOTAL MEXICO                                                   1,518,327
 -------------------------------    -----------------    -------------------
PERU (1.8%)
Precious Metals (1.8%)
Minas Buenaventura                        47,370                 426,519
 -------------------------------    -----------------    -------------------
SWEDEN (2.5%)
Construction (2.5%)
ABB                                        5,521                 583,200
 -------------------------------    -----------------    -------------------
UNITED KINGDOM (4.8%)
Iron and Steel (2.2%)
British Steel PLC                        167,000                 517,546
 -------------------------------    -----------------    -------------------
Metals and Mining (2.6%)
RTZ Corp.                                 41,539                 636,186
 -------------------------------    -----------------    -------------------
TOTAL UNITED KINGDOM                                           1,153,732
 -------------------------------    -----------------    -------------------
UNITED STATES (27.1%)
Agriculture (3.3%)
AGCO Corp.                                30,600                 780,300
 -------------------------------    -----------------    -------------------
Construction (1.7%)
Fluor Corp.                                6,700                 412,050
 -------------------------------    -----------------    -------------------
UNITED STATES continued
Electrical Components (1.8%)
Ucar International Inc.                   10,800             $   437,400
 -------------------------------    -----------------    -------------------
Iron & Steel (1.8%)
Nucor Corp                                 8,000                 406,000
 -------------------------------    -----------------    -------------------
Machinery (2.7%)
Caterpillar Inc.                           8,400                 633,150
 -------------------------------    -----------------    -------------------
Precious Metals (1.6%)
Homestake Mining Co.                      10,000                 146,250
Newmont Mining Corp.                       5,000                 236,250
 -------------------------------    -----------------    -------------------
                                                                 382,500
 -------------------------------    -----------------    -------------------
Utility (2.3%)
Enron Global Power & Pipelines            22,100                 549,737
 -------------------------------    -----------------    -------------------
Oil (4.1%)
FX Energy Inc.                            75,000                 726,563
Triton Energy Corp. (b)                    5,500                 246,125
 -------------------------------    -----------------    -------------------
                                                                 972,688
 -------------------------------    -----------------    -------------------
Oil Services (6.6%)
BJ Services Inc.                           9,000                 326,250
Diamond Offshore Drilling Inc.             9,000                 495,000
Schlumberger, Ltd.                         8,900                 752,050
 -------------------------------    -----------------    -------------------
                                                               1,573,300
 -------------------------------    -----------------    -------------------
Forest Products (1.2%)
Weyerhaeuser Co.                           5,600                 258,300
 -------------------------------    -----------------    -------------------
TOTAL UNITED STATES                                            6,405,425
 -------------------------------    -----------------    -------------------
TOTAL COMMON STOCKS
 (Cost--$17,358,349)                                          21,410,069
 ----------------------------------------------------    -------------------
PREFERRED STOCKS (7.0%)
BRAZIL (7.0%)
Iron and Steel (2.4%)
Vale Rio Doce S.A. (CVRD)                 18,588                 368,629
Caemi Min E Metal                      3,700,000                 208,354
 -------------------------------    -----------------    -------------------
                                                                 576,983
 -------------------------------    -----------------    -------------------

                                                        (continued on next page)

Keystone Global Resources and Development Fund
(formerly Keystone Strategic Development Fund)


SCHEDULE OF INVESTMENTS--September 30, 1996
                                         Number                Market
                                       of Shares                Value
 -------------------------------    -----------------    -------------------
BRAZIL continued
Oil (1.2%)
Petrobras                               2,330,000            $   273,800
 -------------------------------    -----------------    -------------------
Utilities (3.4%)
Cemig CIA Energia                      13,800,000                412,203
Electrobras                             1,390,000                387,964
 -------------------------------    -----------------    -------------------
                                                                 800,167
 -------------------------------    -----------------    -------------------
TOTAL PREFERRED STOCKS
 (Cost--$1,583,297)                                            1,650,950
 ----------------------------------------------------    -------------------
                                        Maturity
                                         Value
 -------------------------------    -----------------    -------------------
REPURCHASE AGREEMENTS (0.8%)
Investments in repurchase
 agreements, in a joint trading
 account, purchased 9/30/96,
 5.728%, maturing 10/1/96 (a)         $   184,029                184,000
 -------------------------------    -----------------    -------------------
TOTAL REPURCHASE AGREEMENTS  (Cost--$184,000)                    184,000
 ----------------------------------------------------    -------------------
INVESTMENT COMPANY (1.4%)
Australia (1.4%)
First Resources Development
 Fund (b)                                 600,000            $   327,739
 -------------------------------    -----------------    -------------------
TOTAL REGULATED INVESTMENT  COMPANY (Cost--$464,864)             327,739
 ----------------------------------------------------    -------------------
WARRANTS/RIGHTS (0.2%)
AUSTRALIA (0.2%)
Savage Resources, options                  66,400                 16,295
First Resources Development
 Fund, options (b)                        600,000                 19,474
 -------------------------------    -----------------    -------------------
TOTAL WARRANTS/RIGHTS
 (Cost--$12,905)                                                  35,769
 ----------------------------------------------------    -------------------
TOTAL INVESTMENTS
 (Cost--$19,603,415) (c)                                      23,608,527
 ----------------------------------------------------    -------------------
FOREIGN CURRENCY HOLDINGS  (0.1%) (Cost--$18,488)                 18,047
 ----------------------------------------------------    -------------------
OTHER ASSETS AND LIABILITIES--
 NET (0.1%)                                                       48,807
 ----------------------------------------------------    -------------------
NET ASSETS (100.0%)                                          $23,675,381
 -------------------------------    -----------------    -------------------

(a) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at September 30, 1996.

(b) Non-income-producing security.

SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS

                                                U.S. Value at         In         Net Unrealized
Exchange                                        September 30,      Exchange      Appreciation/
Date                                                1996          for U.S. $     (Depreciation)
----------    ---------    ---------------    -----------------    ----------    ---------------
Forward Foreign             Contracts to Sell:
Currency Exchange           Contracts to Deliver
 --------------------------------------------------------------    ----------    ---------------
09/30/96           683,986     French Francs        $  137,000          $  132,687    $ 4,313
09/30/96         2,936,715     Australian Dollar    $2,304,000          $2,323,961   ($19,961)
                                                                                 ---------------
Net Unrealized Appreciation/Depreciation on Forward Foreign Currency
Exchange Contracts                                                                   ($15,648)
                                                                                 ---------------

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS--CLASS A SHARES
(For a share outstanding throughout the period)

                                                                                  Period from October 7, 1994
                                              Six Months Ended      Year Ended          (commencement of
                                                September 30,       March 31,             operations)
                                                    1996               1996            to March 31, 1995
------------------------------------------    -----------------    ------------   ---------------------------
                                                 (Unaudited)
Net asset value beginning of period                $ 10.74           $  9.02                $ 10.00
------------------------------------------    -----------------    ------------   ---------------------------
Income from investment operations:
Net investment income (loss)                        (0.010)           (0.040)                (0.002)
Net gain (loss) on investment and foreign
 currency related transactions                       0.600             1.760                 (0.978)
------------------------------------------    -----------------    ------------   ---------------------------
  Total from investment operations                   0.590             1.720                 (0.980)
------------------------------------------    -----------------    ------------   ---------------------------
Net asset value end of period                      $ 11.33           $ 10.74                $  9.02
------------------------------------------    -----------------    ------------   ---------------------------
Total return(a)                                       5.49%            19.07%                 (9.80%)
Ratios/supplemental data
Ratios to average net assets:
Operating and management expenses                     2.54%(b)(c)       2.38%(c)               2.77%(b)
 Net investment income (loss)                        (0.15%)(b)        (0.41%)                (0.07%)(b)
 Portfolio turnover rate                                35%               40%                    13%
Average commission rate paid                       $0.0031           $0.0025                    N/A
------------------------------------------    -----------------    ------------   ---------------------------
Net assets, end of period (thousands)              $ 4,932           $ 4,574                $ 4,890
------------------------------------------    -----------------    ------------   ---------------------------

(a) Excluding applicable sales charges.

(b) Annualized.

(c) "Ratio of total expenses to average net assets" for the period ended September 30, 1996 and the year ended March 31, 1996 includes indirectly paid expenses. Excluding indirectly paid expenses for the six months ended September 30, 1996, the expense ratio would have been 2.53% and 2.37%, respectively.

See Notes to Financial Statements.

Keystone Global Resources and Development Fund
(formerly Keystone Strategic Development Fund)

FINANCIAL HIGHLIGHTS--CLASS B SHARES
(For a share outstanding throughout the period)

                                                                                  Period from October 7, 1994
                                              Six Months Ended      Year Ended          (commencement of
                                                September 30,       March 31,             operations)
                                                    1996               1996            to March 31, 1995
------------------------------------------    -----------------    ------------   ---------------------------
                                                 (Unaudited)
Net asset value beginning of period                $ 10.62           $  8.99                $ 10.00
------------------------------------------    -----------------    ------------   ---------------------------
Income from investment operations:
Net investment income (loss)                        (0.051)           (0.130)                (0.026)
Net gain (loss) on investment and foreign
currency related transactions                        0.591             1.760                 (0.984)
------------------------------------------    -----------------    ------------   ---------------------------
  Total from investment operations                   0.540             1.630                 (1.010)
------------------------------------------    -----------------    ------------   ---------------------------
Net asset value end of period                      $ 11.16           $ 10.62                $  8.99
------------------------------------------    -----------------    ------------   ---------------------------
Total return(a)                                       5.08%            18.13%                (10.10%)
Ratios/supplemental data
Ratios to average net assets:
Operating and management expenses                     3.29%(b)(c)       3.13%(c)               3.55%(b)
 Net investment income (loss)                         (.90%)(b)         1.16%                  (.80%)(b)
 Portfolio turnover rate                                35%               40%                    13%
Average commission rate paid                       $0.0031           $0.0025                    N/A
------------------------------------------    -----------------    ------------   ---------------------------
Net assets, end of period (thousands)              $15,833           $15,161                $14,688
------------------------------------------    -----------------    ------------   ---------------------------

(a) Excluding applicable sales charges.

(b) Annualized.

(c) "Ratio of total expenses to average net assets" for the period ended September 30, 1996 and the year ended March 31, 1996 includes indirectly paid expenses. Excluding indirectly paid expenses for the period ended September 30, 1996, the expense ratio would have been 3.28% and 3.12%, respectively.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS--CLASS C SHARES
(For a share outstanding throughout the period)

                                                                                  Period from October 7, 1994
                                              Six Months Ended      Year Ended          (commencement of
                                                September 30,       March 31,             operations)
                                                    1996               1996            to March 31, 1995
------------------------------------------    -----------------    ------------   ---------------------------
                                                 (Unaudited)
Net asset value beginning of period                $ 10.62           $  8.99                $ 10.00
------------------------------------------    -----------------    ------------   ---------------------------
Income from investment operations:
Net investment income (loss)                        (0.043)           (0.100)                (0.034)
Net gain (loss) on investment and foreign
 currency related transactions                       0.583             1.730                 (0.976)
------------------------------------------    -----------------    ------------   ---------------------------
  Total from investment operations                   0.540             1.630                 (1.010)
------------------------------------------    -----------------    ------------   ---------------------------
Net asset value end of period                      $ 11.16           $ 10.62                $  8.99
------------------------------------------    -----------------    ------------   ---------------------------
Total return(a)                                       5.08%            18.13%                (10.10%)
Ratios/supplemental data
Ratios to average net assets:
Operating and management expenses                     3.29%(b)(c)       3.13%(c)               3.51%(b)
 Net investment income (loss)                         (.96%)(b)         1.16%                  (.93%)(b)
 Portfolio turnover rate                                35%               40%                    13%
Average commission rate paid                       $0.0031           $0.0025                    N/A
------------------------------------------    -----------------    ------------   ---------------------------
Net assets, end of period (thousands)              $ 2,911           $ 2,023                $ 1,393
------------------------------------------    -----------------    ------------   ---------------------------

(a) Excluding applicable sales charges.

(b) Annualized.

(c) "Ratio of total expenses to average net assets" for the period ended September 30, 1996 and the year ended March 31, 1996 includes indirectly paid expenses. Excluding indirectly paid expenses for the period ended September 30, 1996, the expense ratio would have been 3.28% and 3.12%, respectively.

See Notes to Financial Statements.

Keystone Global Resources and Development Fund
(formerly Keystone Strategic Development Fund)

STATEMENT OF ASSETS AND LIABILITIES--
September 30, 1996 (Unaudited)

--------------------------------------------------------------------
Assets:
 Investments at market value
  (identified cost--$19,603,415) (Note 1)                 $23,608,527
 Foreign currency holdings
  (identified cost--$18,488) (Note 1)                          18,047
----------------------------------------------------   -------------
    Total Investments (identified cost--$19,621,903)       23,626,574
----------------------------------------------------   -------------
Cash                                                              344
Receivable for:
 Dividends and interest                                        65,271
 Fund shares sold                                               3,497
Deferred organization expense (Note 1)                         27,974
Prepaid Expenses                                                  611
Foreign Tax Receivable                                          1,667
----------------------------------------------------   -------------
 Total assets                                              23,725,938
----------------------------------------------------   -------------
Liabilities:
Payable for:
 Net unrealized depreciation on forward foreign
  currency exchange contracts                                  15,648
 Fund shares redeemed                                           8,531
Foreign taxes withheld                                          1,236
Other accrued expenses                                         25,142
----------------------------------------------------   -------------
  Total liabilities                                            50,557
----------------------------------------------------   -------------
Net assets                                                $23,675,381
----------------------------------------------------   -------------
Net assets represented by:
Paid-in-capital (Note 1)                                  $20,097,131
Accumulated net investment loss                               (84,110)
Accumulated net realized losses on investment and
 foreign currency related transactions                       (326,043)
Net unrealized appreciation on investments and
 foreign currency related transactions                      4,004,051
Net unrealized depreciation on forward foreign
 currency exchange contracts                                  (15,648)
----------------------------------------------------   -------------
  Total net assets                                        $23,675,381
----------------------------------------------------   -------------
Net asset value per share: (Note 2)
 Class A Shares
  ($11.33   435,307 shares outstanding)                    $4,932,158
 Class B Shares
  ($11.16 1,418,206 shares outstanding)                    15,832,564
 Class C Shares
  ($11.16   260,717 shares outstanding)                     2,910,659
----------------------------------------------------   -------------
                                                          $23,675,381
----------------------------------------------------   -------------
Offering price per share:
 Class A Shares (including sales charge of 5.75%)
  (Note 1)                                                     $12.02
----------------------------------------------------   -------------
 Class B Shares                                                $11.16
----------------------------------------------------   -------------
 Class C Shares                                                $11.16
----------------------------------------------------   -------------


--------------------------------------------------------------------
STATEMENT OF OPERATIONS--
Six Months Ended September 30, 1996
(Unaudited)

Investment income: (Note 1)
 Dividends (net of withholding
  taxes of $18,672)                                         $  253,987
 Interest                                                       26,257
--------------------------------------------------------    -----------
  Total income                                                 280,244
--------------------------------------------------------    -----------
Expenses: (Notes 1, 2 and 4)
 Management fee                                                117,112
 Transfer agent fees                                            41,869
 Accounting, Auditing and Legal                                 27,847
 Custodian fees                                                 30,350
 Printing                                                       12,960
 Distribution Plan expenses                                     98,403
 Registration fees                                              31,432
 Amortization of organization expense                            6,102
 Miscellaneous expenses                                          3,537
--------------------------------------------------------    -----------
  Total expenses                                               369,612
--------------------------------------------------------    -----------
  Less: Expenses paid indirectly (Note 5)                       (1,540)
--------------------------------------------------------    -----------
  Net expenses                                                 368,072
--------------------------------------------------------    -----------
Net Investment loss                                            (87,828)
--------------------------------------------------------    -----------
Net realized and unrealized gain (loss) on
 investments and foreign currency related
 transactions: (Note 3)
 Realized gain (loss) on:
  Investment transactions                                      620,713
  Foreign currency related transactions                       (114,095)
--------------------------------------------------------    -----------
Net realized gain on investments and foreign currency
 related transactions                                          506,618
--------------------------------------------------------    -----------
Net unrealized appreciation (depreciation) on
 investments and foreign currency related
 transactions:
  Beginning of period                                        3,311,766
  End of period                                              4,004,051
--------------------------------------------------------    -----------
                                                               692,285
--------------------------------------------------------    -----------
Net unrealized appreciation (depreciation) on forward
 foreign currency exchange contracts:
  Beginning of period                                          (72,592)
  End of period                                                (15,648)
--------------------------------------------------------    -----------
                                                                56,944
--------------------------------------------------------    -----------
Net change in unrealized appreciation on investments,
 foreign currency related transactions and forward
 foreign currency exchange contracts                           749,229
 -------------------------------------------------------     ----------
 Net gain on investments, foreign currency related
  transactions and forward foreign currency exchange
  contracts                                                  1,255,847
  ------------------------------------------------------      ---------
 Net increase in net assets resulting from operations       $1,168,019
  ------------------------------------------------------      ---------

STATEMENT OF CHANGES IN NET ASSETS

                                                             Six Months Ended
                                                               September 30,       Year Ended
                                                                   1996          March 31, 1996
---------------------------------------------------------    -----------------   --------------
                                                                (Unaudited)
Operations:
 Net investment loss                                            ($   87,828)      ($   217,769)
 Net realized gain on investment and foreign currency
  related transactions                                              506,618            131,912
 Net change in unrealized appreciation (depreciation) on
  investments, foreign currency related transactions and
  foreign currency exchange contracts                               749,229          3,775,333
---------------------------------------------------------    -----------------   --------------
 Net increase in net assets resulting from operations             1,168,019          3,689,476
---------------------------------------------------------    -----------------   --------------
Capital share transactions (Note 2):
 Proceeds from shares sold--Class A Shares                          692,911          1,145,130
 Proceeds from shares sold--Class B Shares                        1,916,007          2,628,135
 Proceeds from shares sold--Class C Shares                        1,517,206            672,747
 Payments for shares redeemed--Class A Shares                      (588,548)        (2,328,932)
 Payments for shares redeemed--Class B Shares                    (2,022,908)        (4,711,542)
 Payments for shares redeemed--Class C Shares                      (764,761)          (308,032)
---------------------------------------------------------    -----------------   --------------
   Net increase (decrease) in net assets resulting from
    capital share transactions                                      749,907         (2,902,494)
---------------------------------------------------------    -----------------   --------------
    Total increase in net assets                                  1,917,926            786,982
---------------------------------------------------------    -----------------   --------------
Net assets:
 Beginning of period                                             21,757,455         20,970,473
---------------------------------------------------------    -----------------   --------------
 End of period (Including net investment loss as follows:
 September 1996--($84,110) and March, 1996--($3,718))
  (Note 1)                                                      $23,675,381        $21,757,455
---------------------------------------------------------    -----------------   --------------

See Notes to Financial Statements.

Keystone Global Resources and Development Fund
(formerly Keystone Strategic Development Fund)

NOTES TO FINANCIAL STATEMENTS

(1.) Significant Accounting Policies

Keystone Global Resource and Development Fund (formerly named Keystone Strategic Development Fund), (the "Fund"), is a Massachusetts business trust for which Keystone Investment Management Company ("Keystone") is the Investment Adviser. Keystone is a wholly-owned subsidiary of Keystone Investments, Inc. ("KII"). The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end investment company. The Fund offers several classes of shares. The Fund's investment objective is long term capital growth.

Equitilink International Management Limited ("EIML"), acts as sub-adviser to the Fund. Subject to the supervision of the Fund's Board of Trustees and Keystone, EIML provides investment supervision and furnishes an investment program for certain assets of the Fund, as well as providing research and advice concerning the purchase and sale of securities by the Fund.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Fund.

A. Valuation of Securities

Investments are usually valued at the closing sales price, or in the absence of sales and for over-the-counter securities, the mean of the bid and asked prices. Securities for which valuations are not available from an independent pricing service (including restricted securities) are valued at fair value as determined in good faith according to procedures established by the Board of Trustees.

Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value. Short-term securities with greater than 60 days to maturity are valued at market value.

B. Repurchase Agreements

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with certain other Keystone funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or federal agency obligations.

Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement.

C. Foreign Currency

The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, assets and liabilities at the daily rate of exchange; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain (loss) resulting from changes in foreign currency exchange rates is a component of net unrealized appreciation (depreciation) on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain (loss) on foreign currency transactions.

D. Futures Contracts

In order to gain exposure to or protect against changes in security values, the Fund may buy and sell futures contracts.

The initial margin deposited with a broker when entering into a futures transaction is subsequently adjusted by daily payments or receipts as the value of the contract changes. Such changes are recorded as unrealized gains or losses. Realized gains or losses are recognized on closing the contract.

Risks of entering into futures contracts include (i) the possibility of an illiquid market for the contract, (ii) the possibility that a change in the value of the contract may not correlate with changes in the value of the underlying instrument or index, and (iii) the credit risk that the other party will not fulfill its obligations under the contract. Futures contracts also involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

E. Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts ("forward contracts") to settle purchases and sales of portfolio securities denominated in a foreign currency and to hedge certain foreign currency assets or liabilities. Forward contracts are recorded at the forward rate and marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain (loss) on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill its obligations under the contract. Forward contracts involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

F. Security Transactions and Investment Income

Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.

G. Organization Expenses

The Fund's organization expenses are amortized to operations over a five-year period on a straight-line basis. In the event any of the initial shares of the Fund are redeemed by Keystone during the five-year amortization period, redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

H. Federal Income Taxes

The Fund has qualified and intends to qualify in the future as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Fund is relieved of any federal income tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. The Fund also intends to avoid excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal income taxes is required.

I. Distributions

The Fund distributes net investment income and net capital gains, if any, annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

J. Class Allocations

Class A shares are offered at a public offering price which includes a maximum sales charge of 5.75% payable at the time of purchase. Class B shares are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class B shares purchased on or after June 1, 1995 that have been outstanding for eight years will automatically convert to Class A shares. Class B shares purchased prior to June 1, 1995 that have been outstanding for seven years will automatically convert to Class A shares. Class C shares are sold subject to a contingent deferred sales charge payable on shares redeemed within one year of purchase.

Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

(2.) Capital Share Transactions

The Fund's Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with no par value. Shares of beneficial interest of the Fund are currently divided into Class A, Class B and Class C. Transactions in shares of the Fund were as follows:

                                      Class A Shares
                            ----------------------------------
                            Six Months Ended
                             September 30,        Year Ended
                                  1996          March 31, 1996
------------------------   -----------------    --------------
Shares sold                      61,688             114,080
Shares redeemed                 (52,296)           (230,445)
------------------------   -----------------    --------------
Net increase (decrease)           9,392            (116,365)
------------------------   -----------------    --------------

                                      Class B Shares
                            ----------------------------------
                            Six Months Ended
                             September 30,        Year Ended,
                                  1996          March 31, 1996
------------------------   -----------------    --------------
Shares sold                      172,872            263,001
Shares redeemed                 (182,185)          (469,950)
------------------------   -----------------    --------------
Net decrease                      (9,313)          (206,949)
------------------------   -----------------    --------------

                                      Class C Shares
                            ----------------------------------
                            Six Months Ended
                             September 30,        Year Ended,
                                  1996          March 31, 1996
------------------------   -----------------    --------------
Shares sold                     138,037              65,799
Shares redeemed                 (67,748)            (30,391)
------------------------   -----------------    --------------
Net increase                     70,289              35,408
------------------------   -----------------    --------------

(3.) Securities Transactions

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities and U.S. government securities) for the period ended September 30, 1996 were $5,155,060 and $4,271,464, respectively.

(4.) Distribution Plans

The Fund bears some of the costs of selling its shares under Distribution Plans adopted for its Class A, B and C shares pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution Plans, the Fund pays its principal underwriter, Keystone Investment Distributors Company ("KIDC"), a wholly-owned subsidiary of Keystone, amounts that are calculated and paid daily.

The Class A Distribution Plan provides for expenditures, which are currently limited to 0.25% annually of the average daily net assets of the Class A shares, to pay expenses related to the distribution of Class A shares. During the period ended September 30, 1996, the Fund paid $5,913 to KIDC under the Class A Distribution Plan.

Pursuant to the Fund's Class B and Class C Distribution Plans, the Fund pays a distribution fee which may not exceed 1.00% annually of the average daily net assets of Class B and Class C shares, respectively.

Of that amount, 0.75% is used to pay distribution expenses and 0.25% is used to pay service fees.

During the period ended September 30, 1996, under the Class B Distribution Plans, the Fund paid or accrued $19,481 for Class B shares purchased before June 1, 1995 and $59,799 for Class B shares purchased on or after June 1, 1995. The Fund paid $13,210 under the Class C Distribution Plan.

Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class. However, after the termination of any Distribution Plan, and subject to the discretion of the Independent Trustees, payments to KIDC may continue as compensation for services that had been earned while the Distribution Plan was in effect.

KIDC intends, but is not obligated, to continue to pay distribution costs that exceed the current annual payments from the Fund. KIDC intends to seek full payment of such distribution costs from the Fund at such time in the future as, and to the extent that, payment thereof by the Class B or Class C shares would be within permitted limits.

At September 30, 1996, total unpaid distribution costs were $854,107 for Class B shares purchased before June 1, 1995 and $157,983 for Class B shares purchased on or after June 1, 1995. Unpaid distribution costs for Class C were $184,783 at September 30, 1996.

Contingent deferred sales charges paid by redeeming shareholders are paid to KIDC.

(5.) Investment Management Agreement and Other Affiliated Transactions

Under the terms of the Investment Advisory and Management Agreement between Keystone and the Fund, Keystone provides investment management and administrative services to the Fund. In return, Keystone is paid a management fee at the annual rate of 1.00% of the aggregate net asset value of the Fund. Keystone has entered into a Sub-Investment Advisory Agreement with EIML, dated September 21, 1994, under which EIML provides investment research and advice to the Fund in both a non-discretionary and a discretionary capacity. For its services, EIML receives from Keystone a monthly fee equal to (1) 20% of Keystone's net fee for such month for services rendered in a non-discretionary capacity, plus (2) 10% of Keystone's net fee for such month for services rendered in a discretionary capacity.

During the period ended September 30, 1996, the Fund paid or accrued $14,415 to Keystone for certain accounting services. The Fund paid or accrued $41,869 to Keystone Investor Resource Center, Inc., a wholly- owned subsidiary of Keystone, for services rendered as the Fund's transfer and dividend disbursing agent.

Certain officers and/or Directors of Keystone are also officers and/or Trustees of the Fund. Officers of Keystone and affiliated Trustees receive no compensation directly from the Fund.

(6.) Expense Offset Arrangement

The Fund has entered into an expense offset arrangement with its custodian. For the period ended September 30, 1996, the Fund incurred total custody fees of $30,350 and received a credit of $1,540 pursuant to this expense offset arrangement, resulting in a net custody expense of $28,810. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

(7.) Agreement and Plan of Acquisition

On September 6, 1996, KII entered into an Agreement and Plan of Acquisition and Merger with First Union Corporation ("First Union") and First Union National Bank of North Carolina ("FUNB-NC") and certain other parties pursuant to which KII will be merged with and into a wholly-owned subsidiary of FUNB-NC. Subject to the receipt of required regulatory and shareholder approval, the proposed merger is expected to take place in December 1996.

[Back Cover]

                               KEYSTONE AMERICA
                               FAMILY OF FUNDS

                             [Filled-in Diamond]

                               Balanced Fund II
                       California Insured Tax Free Fund
                     Capital Preservation and Income Fund
                            Florida Tax Free Fund
                            Fund for Total Return
                             Fund of the Americas
                          Global Opportunities Fund
                     Global Resources & Development Fund
                          Government Securities Fund
                     Hartwell Emerging Growth Fund, Inc.
                         Intermediate Term Bond Fund
                         Massachusetts Tax Free Fund
                            Missouri Tax Free Fund
                        New York Insured Tax Free Fund
                                  Omega fund
                          Pennsylvania Tax Free Fund
                         Small Company Growth Fund II
                            Strategic Income Fund
                             Tax Free Income Fund
                                World Bond Fund

         This report was prepared primarily for the information of the Fund's shareholders. It is authorized for distribution if preceded or accompanied by the Fund's current prospectus. The prospectus contains important information about the Fund including fees and expenses. Read it carefully before you invest or send money. For a free prospectus on other Keystone funds, contact your financial adviser or call Keystone.

[Keystone Logo]

KEYSTONE
INVESTMENTS

P.O. Box 2121
Boston, Massachusetts 02106-2121

GRDF-R-11/96
3.8M

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